SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 10, 1997



                      GUY F. ATKINSON COMPANY OF CALIFORNIA
             (Exact name of registrant as specified in its charter)




    DELAWARE                          0-3062                    94-1649018
(State or other                    (Commission                (IRS Employer
 jurisdiction of                   File Number)             Identification No.)
 incorporation)



1001 Bayhill Drive, San Bruno, California                             94066
 (Address of principal executive offices)                           (zip code)



                                 (415) 876-1000
               Registrants' telephone number, including area code



                                       -1-

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Item 3.           Bankruptcy or Receivership

         See press release.


Item 4.           Financial Statements and Exhibits

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits

                  99.1     Press  release  dated  August  11,  1997   announcing
                           commencement of Chapter 11 case by the Company.

                                       -2-

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